UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2023 (December 7, 2023)

STARCO BRANDS, INC.

(Exact name of Company as specified in its charter)

Nevada	000-54892	27-1781753
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 26th Street, Suite 200

Santa Monica, CA 90402

(Address of principal executive offices)

323-266-7111

(Registrant’s Telephone Number)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	STCB	OTC Markets Group OTCQB tier

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 21, 2021, Starco Brands, Inc. (the “Registrant”) reported, through the filing of a Current Report on Form 8-K, that Whipshots LLC, a Wyoming limited liability company (“Whipshots”), entered into a License Agreement (the “License Agreement”) with Washpoppin Inc., a New York corporation (“Licensor”). Pursuant to the License Agreement, Licensor shall license to Whipshots certain Licensed Property (as defined in the Agreement) of the recording artist professionally known as “Cardi B” (the “Artist”).

On December 7, 2023, the parties amended and restated the License Agreement with an effective date of November 27, 2023 (the “A&R License Agreement”). The A&R License Agreement had the effect of modifying the royalty rate based on Net Sales (as defined in the A&R License Agreement) during each applicable contract period and eliminating a net sales threshold. The minimum royalty between the License Agreement and A&R License Agreement was not modified.

The foregoing summary of the terms of the A&R License Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R License Agreement, a copy of which (in redacted form) is filed as Exhibit 10.1 to this Report and is incorporated herein by reference. Capitalized terms used in this Item 1.01 but not otherwise defined shall have the meaning given to such terms in the A&R License Agreement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
10.1(1)(2)	Amended and Restated License Agreement, by and between Whipshots LLC, Washpoppin Inc., and “Cardi B,” effective as of November 27, 2023.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

(1)	In accordance with Item 601(a)(5) of Regulation S-K, certain schedules (or similar attachments) to this exhibit have been omitted from this filing. Such omitted schedules (or similar attachments) include information relating confidential information or personal services. The registrant will provide a copy of any omitted schedule or exhibit on a supplemental basis to the SEC or its staff upon request.

(2)	In accordance with Item 601(b)(10)(iv) and Item 601(a)(6) of Regulation S-K, certain provisions or terms have been redacted. Such redacted information includes information that is not material and treated as confidential by the registrant, the disclosure of which could cause competitive harm to the registrant. The registrant will provide an unredacted copy of the agreement on a supplemental basis to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARCO BRANDS, INC.

Dated: December 8, 2023	/s/ Ross Sklar
Ross Sklar
Chief Executive Officer